November 1, 2022 US  November 2, 2022 Australia Ron Delia CEO Michael Casamento CFO FY23 First Quarter Results NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers, or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; global health outbreaks, including COVID-19; challenging current and future global economic conditions, including inflation and supply chain disruptions; impact of operating internationally, including negative impacts from the Russian-Ukraine conflict and the ability to sell assets in Russia; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, which may be exacerbated in times of economic volatility; an inability to attract and retain key personnel; costs and liabilities related to current and future environment, and health and safety laws and regulations; labor disputes; risks related to climate change; failures or disruptions in information technology systems; cybersecurity risks; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; rising interest rates; a significant write-down of goodwill and/or other intangible assets; failure to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; challenges to or the loss of Amcor’s intellectual property rights; litigation, including product liability claims; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2022. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for those acquisitions; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • significant property impairments, net of insurance recovery; • payments or settlements related to legal claims; • impacts from hyperinflation accounting; and • Impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior-year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 Guided by our values. Committed to our goal of ‘no injuries’ 11.2 4.1 2.0 2.8 2.1 1.4 0.3 Recordable-case frequency rate (per million hours worked) 1Q23 OSHA Includes impact of acquired businesses 201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Amcor equivalent under OSHA (Occupational Safety & Health Administration) standard of incidents per 200,000 hours. Amcor Values 2022 • 31% reduction in number of injuries • 63% of sites injury free for > 12 months 1Q23

Key messages 4 1. Another strong quarterly result 2. Reaffirmed FY23 guidance for comparable constant currency EPS growth and free cash flow 3. Further advancing our sustainability agenda 4. Strong, resilient business driving long term value creation and compelling investment case

18.1 cents Another strong result in fiscal 2023 first quarter 5 Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. $3,712m Organic sales growth, recovery of inflation and strong cost performance +3% (+15% including 12% pass through of higher raw material costs) Net sales $392m +9% (comparable constant currency) EBIT EPS Shareholder returns • Quarterly dividend increased to 12.25 cps • RoAFE 16.5% +10% (comparable constant currency)

Flexibles segment

Solid sales growth, mix management and outstanding cost performance

	1Q22	1Q23	Comparable constant currency Δ
Net sales ($m)	2,634	2,779	+3%
Adjusted EBIT ($m)	339	353	+11%
Adjusted EBIT margin	12.9%	12.7%	



NUEVA FORMULA
Multiacción
Xedex

Laundry care packaging with 30% recycled content



PAXLOVID

Partnering for global healthcare innovation

First quarter highlights

- Net sales of $2.8bn includes price increases of ~$270m (10% growth) related to higher raw material costs
- Net sales growth of 3% reflects price/mix benefits across all business units. Overall volumes 1% lower
  - Strong volume growth in global healthcare business
  - Good volume growth in Asian emerging markets
- Adjusted EBIT growth of 11%
  - Reflects overall sales growth, ongoing focus on mix, recovery of inflation and outstanding cost performance

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency YTD Δ% for Net sales excludes a 10% impact from the pass through of raw material costs, and an 8% unfavorable currency impact. Items affecting comparability (acquired, disposed and ceased operations) had no material impact on net sales.

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amcor

Rigid Packaging segment

Volume growth, solid operating and cost performance

	1Q22	1Q23	Comparable constant currency Δ
Net sales ($m)	786	933	+3%
Adjusted EBIT ($m)	62	66	+7%
Adjusted EBIT margin	7.9%	7.0%	



100% recycled content label-less bottle


PowerPost™
Vacuum Absorbing Base

Powerpost™ delivers ~30% weight reduction

First quarter highlights

- Net sales of $933m includes price increases of ~$130m (17% growth) from higher raw material costs
- North America
  - Beverage: favorable mix with hot fill container volumes up 6% across key categories
  - Specialty containers: volume growth with strength in healthcare, dairy and nutrition end markets
- Latin America volumes up HSD
- 7% EBIT growth driven by higher volumes, inflation recovery and solid operating and cost performance

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 17% impact from the pass through of raw material cost and a 1% unfavorable currency impact. HSD is 'High Single Digit'.

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amcor

Cash flow and balance sheet 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes Russia-Ukraine conflict impacts, material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) 1Q22 1Q23 Adjusted EBITDA 486 494 Interest and tax payments (54) (69) Capital expenditure (145) (152) Movement in working capital (512) (666) Other (17) (7) Adjusted Free Cash Flow(1) (242) (400) Balance sheet(2) September 2022 Net debt ($ million) 6,393 Leverage: Net debt / LTM EBITDA (x) 3.0x First quarter highlights • Strong, investment grade balance sheet • Leverage in line with expectations given seasonality of cash flows • As expected, working capital impacted by higher inventory levels and higher raw material costs • Average working capital to sales remains at 8% • For fiscal 2023, continue to expect • Adjusted Free Cash Flow of approximately $1.0 to $1.1 billion • Approximately $400 million of cash to be allocated towards share repurchases Strong balance sheet and fiscal 2023 free cash flow outlook unchanged

Fiscal 2023 guidance – updated for stronger US dollar



Adjusted EPS Guidance
80.5 cps
5-10%
~2%
(~4%)
(~2%)
Previously (~2%). Increase reflects strengthening of the US dollar since August
(~5%)
77 – 81 cps
Comparable constant currency growth 3-8%
FY22 Adjusted EPS
Organic growth
Share repurchases
Interest, net of tax
Russia impact
FX
FY23 Adjusted EPS

- FY23 adjusted EPS assumptions include:
  - 7-12% EPS growth from a combination of organic growth and share repurchases
  - Estimated net interest expense of $240 to $260 million (pretax) (previously $210 to $230 million)
  - Estimated impact related to the scale down of operations and timing of the sale of three plants in Russia
  - Current foreign exchange rates prevail for the balance of fiscal 2023
- Adjusted Free Cash Flow of approximately $1.0 to $1.1 billion
- Approximately $400 million of cash to be allocated towards share repurchases

Amcor's guidance contemplates a range of factors which create a degree of uncertainty and complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2023 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2023 have not been completed.

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amcor

Investing in multiple drivers of sustainable organic growth

Priority Segments

>$4 bn sales in higher growth, higher value segments:


Healthcare
Protein
Hot-fill beverage
Premium Coffee
Pet food

Historic MSD volume growth drives mix improvement and margin expansion

Emerging Markets

>$3 bn Emerging Markets sales across 27 countries:



Historic MSD volume growth across Emerging Markets portfolio

Innovation

Driving value through differentiated packaging:



~$100m invested every year in our industry leading R&D capabilities

More sustainable packaging

To preserve food and healthcare products, protect consumers and promote brands

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Notes: MSD is 'Mid-Single Digit'.

amcor

11 Leading the industry on sustainability 11 Transparent risk management and performance metrics More sustainable operations 153 Sites with zero waste to disposal 100% Sites adopted Operation Clean Sweep methodology Net Zero GHG emissions by 2050 Notes: Waste to disposal and operation Clean Sweep reference achievements during FY22 35% Reduction in GHG emissions intensity since 2008

Leading the industry on Responsible Packaging

Responsible Packaging:

1. Packaging design
2. Waste management infrastructure
3. Consumer participation

Product design progress across our portfolio

% Designed to be recycled



Rigid Packaging
96%
Specialty Cartons
100%
Flexible Packaging
83%
+27% vs 2019
Current Sales
Trial-ready alternatives

Increasing use of recycled content globally

~2.5x

Increase in PCR usage in the last three years

30%

recycled content by 2030





The Consumer Goods FORUM

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amcor

Strong foundation for growth & value creation Global leader in primary packaging for consumer staples and healthcare with a strong track record Consistent growth from priority segments, emerging markets and innovation Strong cash flow and balance sheet provide ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield ~4% EPS growth + Dividend yield = 10-15% per year 13 Notes: EPS growth refers to comparable constant currency growth. A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Key messages 14 1. Another strong quarterly result 2. Reaffirmed FY23 guidance for comparable constant currency EPS growth and free cash flow 3. Further advancing our sustainability agenda 4. Strong, resilient business driving long term value creation and compelling investment case

Appendix slides Supplementary schedules and reconciliations

FX translation impact 16 EUR, 20-30% Other currencies(2), 20-30% USD, 45-55% EUR:USD Euro weakened vs USD, Average USD to EUR rate 1Q23 0.9933 vs 1Q22 0.8482 USD million impact on 1Q23 adjusted net income (17%) (13) Other currencies(2):USD Other currencies weighted average vs USD weakened for 1Q23 vs 1Q22 average rates USD million impact on 1Q23 adjusted net income (6%) (4) (1) Approximate range based on adjusted net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (20) Adjusted net income (17) Combined net income currency exposures(1) 1Q23 currency impact

Reconciliations of non-GAAP financial measures 17

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19